Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 1 INVESTOR HANDOUT MARCH 2023 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on February 23, 2023, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors.

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Other distinguishing factors:
  - 62 years of shareholder dividend increases
  - Common stocks are approximately 43% of investment portfolio
  - 34 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$106
$96
$97
$148
$126
$120
$127
$149
$126
$169
$191
$148
$155
$157
$170
$182
$162
$174
2018
2019
2020
2021
2022
YTD 3-1-23

* $100 invested on December 31, 2017, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31.

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 2

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 3 LONG-TERM VALUE CREATION • Targeting average Value Creation Ratio of 10% to 13% over the next five-year period • Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value • VCR for 2018 through 2022 averaged 11.2% • Three performance drivers: • Premium growth above industry average • Combined ratio consistently within the range of 95% to 100% • Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index INCREASE VALUE FOR SHAREHOLDERS MEASURED BY VALUE CREATION RATIO -20% -10% 0% 10% 20% 30% 40% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 2018 2019 2020 2021 2022 VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) Actual VCR: (0.1)% 30.5% 14.7% 25.7% (14.6)% Target for the next five-year period: Annual VCR averaging 10% to 13% V al u e  C re at io n  R at io To ta l S h ar eh o ld er  R et u rn

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 4 PERFORMANCE TARGETS & TRENDS • Negative 14.6% VCR for 2022 was below target: 10% to 13% annual average over the next five-year period • Negative 19.8% contribution from non-operating items, including 9.3% from a reduction of net gains from the equity security portfolio and 10.1% from the fixed-maturity security portfolio • Related performance drivers for 2022 compared with long-term targets: • 13% growth in P&C net written premiums, vs. 9% 9-month 2022 reported for the industry • 98.1% combined ratio, within the 95% to 100% long-term target range • 9% investment income growth exceeded 5.1% five-year CAGR as of year-end 2022 • Profitable growth from underwriting operations drove operating cash flow • $2.1 billion in net cash flow from operating activities, up 4% PANDEMIC FINANCIAL EFFECTS, NOT MATERIAL SINCE 2020 • Premiums: Growth slowed for several quarters; minimal effect by mid-2021 • Insured exposure levels were reduced for some lines of business due to economic effects • Growth for net written premiums slowed from 10% growth for 1Q20 and full-year 2019 • Loss and expenses: $85 million for full-year 2020 that were pandemic-related • $31 million for business interruption claims (Cincinnati Re or Cincinnati Global) • $30 million legal expenses • $8 million for credit losses-uncollectible premiums • $16 million personal auto policyholder credit • Changes in estimated losses and expenses in 2022 and 2021 were immaterial • Regarding business interruption claims through February 2023, the vast majority of trial, appellate and state supreme courts across the country that have considered the issue so far have concluded that business interruption losses arising out of the pandemic are not covered by commercial property policies

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 5 FOURTH-QUARTER 2022 HIGHLIGHTS • EPS of $6.40 per share vs. $9.04 per share in 4Q21 • Non-GAAP operating income decreased 37% to $202 million • $1.76 of the $2.64 EPS decrease vs. 4Q21 was from the change in the fair value of equity securities still held • Investment income rose 12% • Dividend income was up 7%, interest income was up 11% • Property casualty net written premiums grew 10% • Higher average renewal pricing: commercial lines up mid-single-digit percentage rate, personal lines up at the high end of the low-single-digit percentage rate and E&S up high-single-digit percentage rate • Combined ratio of 94.9%, 10.7 percentage points higher than 4Q21 • 4Q22 increase reflected elevated inflation effects and 4.2 points from higher catastrophe losses STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.9% of total bond portfolio at 12-31-22, no municipal exposure exceeded 0.2% • 43.0% of investment portfolio in common stocks to grow book value • No single security exceeded 6.4% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 7.4% debt-to-total-capital at 12-31-22 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.1-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 6 MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Associate specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • To improve profitability with rate adequacy and risk selection/loss control initiatives • To diversify risk by expanding operations into new geographies and product areas • Strategic investments with modest short-term effects on expense ratios • 12% increase in field associates since the end of 2017, supporting healthy premium growth DRIVE PREMIUM GROWTH • New agency appointments bring potential for growth over time • 209 appointed in 2022, including 64 for personal lines only, writing an estimated $7 billion in aggregate of annual property casualty premiums from all carriers they represent • Expanding marketing and service capabilities • Enhanced marketing, products and services for high net worth (HNW) clients of our agencies • $919 million in full-year 2022 HNW net written premiums, up 39% from 2021 • Cincinnati Private ClientSM brand helps agencies and their customers recognize our expertise with HNW complexity • Increased opportunities for agencies to cross-serve their clients to meet insurance needs • Expansion of reinsurance assumed through Cincinnati Re® to further deploy capital, diversify risk • Cincinnati Global Underwriting Ltd.SM producing profitable premium growth over time • 13% growth in 2022 P&C net written premiums • Commercial lines 9%, personal lines 15%, E&S 18%, Cincinnati Re 27%, Cincinnati Global 23% • Higher average renewal pricing: commercial lines up mid-single-digit percentage rate, personal lines up at the high end of the low-single-digit percentage rate and E&S up high-single-digit • Term life insurance earned premiums up 5%

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 7 SELECT GROUP OF AGENCIES IN 46 STATES P&C Market Share: 1,984 agency relationships with 2,861 locations Our Commercial Top Five = 36% Ohio, Illinois, Pennsylvania, North Carolina, Indiana Our Personal Top Five = 46% Ohio, New York, Georgia, California, Illinois 1% and higher Less than 1% Inactive states Headquarters (as of December 31, 2022) Market Share Top Five Ohio: 4.4% Montana: 2.7% Vermont: 2.3% Kentucky: 2.2% Indiana: 2.2% Based on 2021 data excluding A&H, Flood and Crop PREMIUM GROWTH POTENTIAL STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES 0.4% 1.5% 3.9% 11.3% 1 year or less 2-5 years 6-10 years 10 years or more ► Cincinnati’s share of $113 billion total* premiums (including approximately $5 billion E&S) produced by currently appointed agencies is approximately 5%. Market share per agency reporting location by year appointed Based on 2021 standard market P&C agency written premiums (Excludes excess and surplus lines) ► New appointments also drive premium growth opportunity ─ Agency relationship net count increased by 41% since the end of 2012 ─ Agencies appointed during 2018-22 produce $44 billion total* of standard lines business * Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 8 MARKET FOR 75% OF AGENCY’S TYPICAL RISKS 2022 NET EARNED PREMIUMS E&S Lines 7% Commercial Lines 56% Personal Lines 23% Other 10% Life 4% Consolidated $7.219 Billion Commercial Property 16% Commercial Casualty 21% Commercial Auto 12% Workers' Compensation 4% Other Comm 5% Excess & Surplus 7% Cincinnati Re 8% Cincinnati Global 3% Homeowner 12% Personal Auto 9% Other Personal 3% Approximately 15% of commercial premiums = policies with average annual premiums <$10,000 & 35% >$100,000; 83% HO accounts include auto Property Casualty $6.924 Billion CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $7.2 billion 2022 premiums: 56% Commercial 23% Personal 7% Excess & Surplus 4% Life 7% Cincinnati Re 3% Cincinnati Global • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 62 consecutive years of shareholder dividend increases • We believe only seven U.S. public companies can match this record • 10% increase from YTD 2022 ordinary cash dividends declared • Yield is attractive, 2.5% in early-March 2023

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 9 SUSTAINABILITY EFFORTS TO CREATE LONG-TERM VALUE ENVIRONMENTAL, SOCIAL AND GOVERNANCE CONSIDERATIONS ARE IMPORTANT • We aim to create a sustainable enterprise that delivers long-term value for our stakeholders, including shareholders, associates, independent insurance agents, policyholders and communities. It is our responsibility to be a steady, fair and responsible employer, insurance carrier and corporate citizen. • We are committed to the development and financial wellness of our workforce, to managing climate risk and to ethical governance and operations. Several key items are listed below. • Providing equal opportunity for all associates, helping them to meet their goals – Competitive pay, 401(k) program with generous company match, stock ownership opportunities – Adjusted gender pay gap of 1.5%, adjusted ethnic minority pay gap of 1.6% (in favor of ethnic minorities) • Responding to climate risk: Eco-friendly operations and reducing energy emissions – Company fleet fuel efficiency up 20% (since 2010), headquarters electric consumption down 37% (since 2015) – Doing green business, such as repairing insured buildings to qualify for green certification • Governing with integrity and operating with purpose – Board of directors with diverse experience, 75% are independent, 33% are women – Formal Ethical Business Practices Plan helps ensure associates understand high ethical standards – Formal risk management programs include efforts to keep systems and data secure You can find more information about our sustainability efforts and related Environmental, Social and Governance (ESG) disclosures at cinfin.com/sustainability. Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth & Profit Trends Investment Portfolio Management & Performance Reinsurance Ceded Program & Additional Agency Statistics Financial Strength Ratings & Valuation Comparison to Peers Appendix

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 10 INCOME AND SHAREHOLDER DIVIDENDS -$5.00 $0.00 $5.00 $10.00 $15.00 2018 2019 2020 2021 2022 Non-GAAP Operating Income Net Income Ordinary dividends declared Per share basis 2019 net income included $7.90 net investment gain while 2018 included $1.94 net investment loss STRONG OPERATING CASH FLOW CONTRIBUTED TO $824M OF 2022 NET PURCHASES IN INVESTMENT PORTFOLIO $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2018 2019 2020 2021 2022 (In millions)

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 11 CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 0% 20% 40% 60% 80% 100% 120% 2013 2014 2015 2016 2017* 2018 2019 2020 2021 2022** Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income 35% average payout for 2013 through 2022 (net income basis) • * 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform • ** 2022 ratio to net income not shown and is not meaningful due to negative net income of $486 million DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 0% 5% 10% 15% 20% 25% 30% 35% 40% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 12 PROPERTY CASUALTY RESERVES FAVORABLE DEVELOPMENT FOR 34 CONSECUTIVE YEARS $5,408 $5,746 $6,400 $6,902 $7,931 2018 2019 2020 2021 2022 Reserve range at 12-31-22 Low end $7,393 High end $8,099 Carried at 76th percentile (In millions) Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Calendar year development (Favorable) ($167) ($248) ($131) ($428) ($159) GREATER PRICING PRECISION IMPROVING PROFIT MARGINS 70% 75% 80% 85% 90% 0% 5% 10% 15% Most adequately priced Near (+ or -) price adequacy Least adequately priced Policy retention P o lic y  re te n ti o n A ve ra ge  r e n e w al  p ri ce  c h an ge Commercial auto 2022 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 13 COMMERCIAL UMBRELLA RATIOS – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-22 30.5% 36.7% 30.8% 43.7% 42.7% 49.0% 61.4% 47.9% 52.2% 74.7% 29.4% 38.1% 29.9% 39.3% 36.1% 36.7% 42.4% 23.7% 7.9% 1.0% 19.6% 23.5% 19.3% 29.4% 26.7% 26.8% 42.4% 14.2% 9.2% 15.4% 20.9% 20.7% 22.2% 25.6% 23.7% 6.9% 5.8% 6.4% 10.8% 10.1% 12.3% 9.2% 6.1% 7.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2013 2014 2015 2016 2017 2018 2019 '20@36mo '21@24mo '22@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo AY17 & AY18 paid ratio at 48 months was more stable following increase for experience by AY16 at 48 months Umbrella paid losses for AY19 rose sharply during 2022 Until ultimate losses for AY22 are more clear, we intend to remain prudent in reserving L in e s = R a tio fo r P a id a t V a rio u s M e a su re m en t P o in ts B a rs = E st im a te d U lti m a te L o ss & A L A E R a tio to E a rn e d P re m iu m s COMMERCIAL CASUALTY EXCLUDING UMBRELLA – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-22 COVERAGES OTHER THAN UMBRELLA REPRESENT APPROXIMATELY 2/3 OF PREMIUMS EARNED 51.1% 55.0% 57.3% 53.5% 55.5% 60.3% 60.4% 54.0% 56.4% 60.1% 49.1% 50.5% 51.5% 46.6% 42.7% 42.9% 32.9% 19.4% 10.7% 3.5% 30.7% 33.8% 32.5% 32.4% 31.2% 34.4% 32.9% 20.7% 22.5% 21.8% 22.1% 22.3% 24.1% 22.6% 19.4% 12.2% 12.4% 12.6% 12.5% 11.9% 14.4% 13.4% 10.1% 10.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 2013 2014 2015 2016 2017 2018 2019 '20@36mo '21@24mo '22@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo Paid ratios at 48 months have been fairly stable over time Assumes elevated ratios for commercial umbrella for AY18 & AY19 may also occur for general liability or other commercial casualty coverages, despite fairly stable paid ratio pattern so far through 2022 L in e s = R a tio fo r P a id a t V a rio u s M e a su re m en t P o in ts B a rs = E st im a te d U lti m a te L o ss & A L A E R a tio to E a rn e d P re m iu m s

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 14 PREMIUM GROWTH VS. INDUSTRY 8.6% 5-YEAR CAGR EXCEEDED INDUSTRY’S 7.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2018 2019 2020 2021 2022 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Property casualty net written premium growth 2018 industry increase primarily due to U.S. tax reform as companies changed ceding arrangements with offshore affiliates OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 5.4 POINTS BETTER 75% 80% 85% 90% 95% 100% 105% 2017 2018 2019 2020 2021 2022 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-22: 5-year = 8.6%, 10-year = 7.4% Statutory combined ratio Industry data excludes mortgage and financial guaranty

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 15 INVESTMENT INCOME 9% GROWTH IN 2022: DIVIDENDS UP 12%, INTEREST UP 7% (PRETAX) $500 $550 $600 $650 $700 $750 $800 2018 2019 2020 2021 2022 (In millions) Pretax bond yield: 4.25% 4.10% 4.06% 4.05% 4.05% (Bonds at amortized cost) Pretax book yield for bonds acquired: 3.47% in 2021, 5.01% in 2022 Pretax book yield as of 12-31-22 for bonds maturing in 2023=3.80%, 2024=4.34%, 2025=4.59% Portion of bond portfolio maturing: 5.8% in 2023, 7.9% in 2024, 8.7% in 2025, 15.0% in 2026-27 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION Taxable Fixed Maturities $8.299 Tax-Exempt Fixed Maturities $3.833 Common Equities $9.454 Preferred Equities $0.387 Investment leverage: 213% at December 31, 2022 Bond portfolio fair value exceeds insurance reserves liability by approximately 6% $22.0 billion fair value at December 31, 2022 (in billions)

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

December 31, 2022

Sector	CFC	S&P 500 Weightings
Information technology	**26.5%**	25.7%
Healthcare	**15.0**	15.8
Financial	**13.6**	11.7
Industrials	**11.9**	8.7
Consumer staples	**8.8**	7.2
Consumer discretionary	**7.7**	9.8
Materials	**5.0**	2.7
Energy	**5.0**	5.2
Utilities	**2.9**	3.2
Real estate	**2.3**	2.7
Telecomm services	**1.3**	7.3

Portfolio Highlights at 12-31-22

- Apple is largest holding
  - 6.3% of publicly traded common stock portfolio
  - 2.7% of total investment portfolio
  - Next four largest holdings, totaling 16.5% of publicly traded common stock portfolio:
    Microsoft, BlackRock, UnitedHealth and AbbVie
- 12% increase in 2022 dividend income
- Appreciated value from cost totaled $5.5 billion (pretax)
- Annual portfolio returns: (2022 & 2021)
  Negative 10.9% & 29.6% [S&P 500: negative 18.1% & 28.7%]

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

BOND PORTFOLIO RISK PROFILE

$12.132 BILLION AT DECEMBER 31, 2022

- Credit risk – A2/A average rating
  - 80.1% are rated investment grade, 4.2% are noninvestment grade, 15.7% are unrated
- Interest rate risk
  - 4.7 years effective duration, 7.4 years weighted average maturity
  - Generally laddered maturity structure
    - 22% of year-end 2022 portfolio matures by the end of 2025, 37% by 2027, 65% by 2032
  - With 43.0% of the investment portfolio invested in common stocks at 12-31-22, we estimated shareholders' equity would decline 4.4% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.9% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,700 issuers
    - $3.833 billion with an average rating of Aa2/AA by Moody's and S&P Global

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 16

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 17 SOLID REINSURANCE CEDED PROGRAM BALANCES COSTS WITH SHAREHOLDERS’ EQUITY PROTECTION Major Treaties (Estimated 2023 ceded premiums) Coverage & Retention Summary (As of January 1, 2023) Property catastrophe ($49 million) • Treaty has one reinstatement provision • Cincinnati Re has separate catastrophe excess of loss coverage • $30 million total available aggregate limit in excess of $100 million per loss • Cincinnati Global has separate treaties for reinsurance For a single event: • Retain 100% of first $200 million in losses • Retention varies between $200 million & $1.1 billion • Max exposure for $1.1 billion event = $542 million • PML – combined including Cincinnati Re & Cincinnati Global 1-in-100 year event = 5.1% 1-in-250 year = 7.6% (% of shareholders’ equity at 12-31-22) Property per risk & $50 million property excess treaties ($60 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-100 million • Facultative reinsurance for >$100 million Casualty per occurrence ($19 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million Casualty excess treaties ($4 million for two treaties combined) Workers’ comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty) Primary reinsurers are Swiss Re, Munich Re, Hannover Ruck, Partner Re, TransRe and Lloyd’s of London ADDITIONAL AGENCY STATISTICS • 39% of 2,861 year-end 2022 reporting locations include: • 19% private equity, 14% national brokers, 6% banks • Private equity percentage was nearly double compared with year-end 2017 • National brokers up 6 percentage points, banks down 1 point compared with year-end 2017 • 2022 contribution to new business written premiums (standard lines market) • 22% private equity-owned agencies 17% national brokers • 5% bank-owned 56% privately-owned or regional/cluster agencies • 5.9% for largest contributor, among the largest are: • Acrisure, A.J. Gallagher, Assurex, Assured Partners, BroadStreet Partners, HUB, Keystone, MMA, Truist, USI • 116 locations acquired during 2022, including: • 43 by a private equity firm, 28 by a regional or national broker, 27 by another Cincinnati agency, 16 by a non-Cincinnati agency, 2 by a bank

Copyright © 2023 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 18 FINANCIAL STRENGTH RATINGS COMPARISON A.M. Best Fitch Moody's S&P Cincinnati A+ A+ A1 A+ Auto Owners A++ - - - Travelers A++ AA Aa2 AA Acuity A+ - - A+ Allied A+ - A1 A+ Fireman's Fund A+ - - AA Harleysville A+ - A1 A+ Hartford A+ - A1 A+ Selective A+ A+ A2 A Central Mutual A - - - CNA A A+ A2 A+ EMC A - - - Frankenmuth A - - - General Casualty A A+ - A+ Hanover A - A2 A Liberty Mutual A - A2 A Safeco A - A2 A State Auto A - - A United Fire Group A - - - West Bend A - - - Westfield A - - - Zurich A - A2 A Source: S&P Global Market Intelligence as of January 11, 2023. Ratings are under continuous review and subject to change and/or affirmation. VALUATION COMPARISON TO PEERS 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2.4 2.6 2.8 3.0 3.2 Ratio of closing price on 03-01-23 to latest reported tangible book value